UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices)   (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 – December 31, 2021

Item 1. Reports to Stockholders.

(a)

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	7
Disclosure of Fund Expenses	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	14
James Micro Cap Fund	17
James Aggressive Allocation Fund	20
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	31
James Balanced: Golden Rainbow Fund - Institutional Class	32
James Small Cap Fund	33
James Micro Cap Fund	34
James Aggressive Allocation Fund	35
Notes to Financial Statements	36
Additional Information	43
Privacy Policy	44

James Advantage Funds	Shareholder Letter

December 31, 2021 (Unaudited)

LETTER TO THE SHAREHOLDERS

OF THE JAMES ADVANTAGE FUNDS

Who knew that Greek was going to be this important? Alpha Delta Omicron sounds like a college sorority or fraternity, but as we all now know, are variants of the Covid-19 virus. Just as it seems we have a handle on Covid-19, a new variant pops up. For the better part of the past 2 years, this cycle seems to be repeating itself and the stock market has followed in step. A new variant pops up, the market pulls back. Once case numbers begin to fall back, stocks have generally advanced. This repititous dance may be how we get to herd immunity, however it has caused volatitily in the stock market.

The Markets Over the Past Six Months

The months of July and August saw a modest move upwards in stocks, especially for larger companies. As August ended so did much of the upward momentum as news of the Delta variant circulated. Fears of a second shutdown caused a temporary pullback in stocks only to see them advance once again as the number of cases and hospitalizations improved. We saw a similar situation the day after Thanksgiving with regards to the Omicron variant, a pull back, only to see a follow up rebound. This cycle has permeated the markets with a buy the dip mentality. In the second half of calendar year 2021, the Russell 1000® Index increased 10.01% and the NASDAQ advanced by 8.23%. The Russell 2000® Index, which is comprised of small capitalization stocks, was the market laggard in the second half of the year, declining 2.31%%.

While stocks were advancing, fixed income investments (bonds) did not do very much. One area of concern for investors has been higher levels of inflation. Due to supply chain disuptions across the globe, costs for goods and services have increased dramatically. It is important to remember, higher levels of inflation erode purchasing power of the U.S. dollar and fixed income payments, harming the value of bonds. Case in point, the Bloomberg U.S. Intermediate Government/Credit Bond Index, a broad based benchmark of treasuries, government related notes and corporate issues, posted a return of -0.55% over the same timeframe.

Investment Goals and Objectives

The James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Golden Rainbow Fund will generally hold positions in common stocks that in aggregate constitute between 35 percent and 55 percent of the Fund’s net assets. Bonds held in the Fund will generally be rated at or above Baa2 by Moody’s or BBB by S&P at the time of purchase. The Golden Rainbow Fund may hold municipal bonds, but generally buys them when they are attractively priced compared with taxable bonds.

The Golden Rainbow Fund’s benchmark is a blend of 25% Russell 1000® Index, 25% Russell 2000® Index and 50% Bloomberg U.S. Intermediate Government/Credit Bond Index. The benchmark is the same for all share classes of the Golden Rainbow Fund. We believe this index to be an appropriate benchmark for the Fund as it provides representation from both large, mid and small capitalization stocks as well as a fixed income component.

The James Aggressive Allocation Fund (the “Aggressive Allocation Fund”) seeks to provide total return through a combination of growth and income, but preservation of capital in declining markets is a secondary objective. Shareholders should be aware this Fund will likely have a higher level of volatility than the Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark is a blend of 65% Russell 3000® Index and 35% Bloomberg U.S. Aggregate Government/Credit Bond Index.

The James Small Cap Fund (the “Small Cap Fund”) and the James Micro Cap Fund (the “Micro Cap Fund”) each seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents, under most circumstances. The Small Cap Fund’s benchmark is the Russell 2000® Index, and the Micro Cap Fund’s benchmark is the Russell Microcap® Index.

Investment Philosophy

James Investment Research, Inc., the James Advantage Funds’ adviser (the “Adviser” or “JIR”), commenced operations in 1972 and became known as a value manager, identifying stocks with good relative valuations, profitability and price momentum. The Adviser’s research, along with much academic research, supports the view that value investing tends to outperform growth investing over the longer-run. There are times however when traditional valuation techniques do not equate to future stock market performance. This is why we use a three factor approach, often times relying more on profitability and momentum.

The James Advantage Funds offer several different styles, but they all have a slant towards value when it comes to stock selection. The Aggressive Allocation Fund generally takes on greater risk than the Golden Rainbow Fund in terms of its higher allocation to stocks, but still seeks to reduce that risk in anticipation of a major decline in stock prices. Due to potentially higher equity levels, Aggressive Allocation Fund shareholders should generally have higher risk appetites for their mutual fund investments than those in the Golden Rainbow Fund.

Semi-Annual Report | December 31, 2021	1

Shareholder Letter	James Advantage Funds

December 31, 2021 (Unaudited)

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies. The Small Cap and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As these Funds are equity products, they are intrinsically riskier than other products holding bonds and the shareholder should expect relatively greater volatility in Net Asset Value (“NAV”) prices and a higher standard deviation of returns. Still, these portfolios hold stocks that are ranked highly by the Adviser’s models and pass a thorough review by the Adviser’s researchers and portfolio managers.

The Adviser has no soft-dollar arrangements, and does not purchase research from any broker/dealers.

Strategy for Seeking to Meet Fund Objectives

For the Balanced: Golden Rainbow and the Aggressive Allocation, the main objective is to provide total return through growth and income. The Adviser has always held to the belief preservation of capital in down markets is the key to long-term investment success. Hence, the Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. In the past, stocks have often provided capital appreciation when the economy has proven to be strong. Bonds, in general, are uncorrelated with stocks, and can provide asset class diversification as well as an income stream. In times when the stock market is strong, some investors may forget these positive characteristics of bonds, but the Golden Rainbow Fund has always held a significant position in bonds. The Aggressive Allocation Fund has a similar portfolio construction however it tends to hold a higher allocation to stocks and lower investment in bonds.

The Small Cap Fund and the Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 3,000 stocks. Deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell the position.

Fund Performance

The Golden Rainbow Fund and the Aggressive Allocation Fund both hold significant bond positions. The expectation is that in periods of strong stock market returns, the Funds will participate, however not to the full extent, in the all stock indices. The same can be said should stocks fall. These balanced styles strive to lessen the volatility many pure stock funds experience. Over the six-month period ended December 31, 2021, the Retail Class shares of the Golden Rainbow Fund advanced 4.68% and the Institutional Class shares advanced 4.83%. The Golden Rainbow Fund paid out a regular dividend every quarter. The Retail Class shares paid 3.23 cents per share in September and 3.21 cents per share in December. The Institutional Class shares paid 4.72 cents per share in September and 4.64 cents per share in December. Additionally, in December the Golden Rainbow Fund paid all shareholders a long-term capital gains distribution of $1.32 per share and a short-term capital gains distribution of 4.45 cents per share.

Over the six months ended December 31, 2021, the Small Cap Fund increased 10.22%. The Small Cap Fund paid an ordinary dividend of 9.27 cents per share in December and did not pay a capital gain for the year.

The Micro Cap Fund increased 9.83% for the six months ended December 31, 2021. The Fund paid a long-term capital gains distribution of 78.41 cents per share in December and paid an ordinary dividend of 0.99 cents per share.

The Aggressive Allocation Fund is like the Golden Rainbow Fund in the sense that its strategy requires the Fund to hold both stocks and bonds. However, it is a more aggressive fund and generally will hold a higher allocation to stocks than the Golden Rainbow Fund. The Aggressive Allocation Fund paid an ordinary dividend of 2.42 cents per share in December. No capital gain distribution was paid. For the six months ended December 31, 2021, the Aggressive Allocation Fund increased by 5.54%.

Expectations for the Future

In the December 31, 2020 Semi-annual report we noted: “Looking back, we noted the virus and the accompanying shut-downs. However, as we look ahead, we believe there is potential for economic growth due to re-openings and pent up demand” and that “even at elevated prices, we believe there may be room for stocks to grow.” Both of which turned out to be accurate assessments. Due to the ebbs and flows of not only the stock market, but also the economy and Covid-19 virus, our views of the coming months are much the same. We believe volatitlity will certainly play a large part in investing for the coming year as concerns for one’s health and welfare take a central role. However, with each scare and pullback, there will be the opportunity for a ‘re-opening’ and potential rally.

Our fixed income outlook is a little less rosey. Inflation is here and the Federal Reserve has finally taken notice. In recent meetingsthey have discussed when they will begin to raise rates and potentially sell bonds to tighten monetary conditions. We believe eventually rates should plateau and create a good yield to buy at, however early in the year may prove to be difficult.

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James Advantage Funds	Shareholder Letter

December 31, 2021 (Unaudited)

Thank you once again for your continued support and confidence in the James Advantage Funds.

Brian P. Shepardson

Secretary

The James Advantage Funds

Brian Shepardson is a registered representative of ALPS Distributors, Inc.

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors may obtain performance information current to the last month-end at www.jamesinvestment.com.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Standard deviation is a measure of the dispersion of a set of data from its mean and is one of the key fundamental risk measures used in the financial services industry.

Credit ratings apply to the underlying holdings of the Fund, and not to the Fund itself. Moody’s and S&P study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency's opinion of the holdings financial condition and histories. The ratings shown (Baa2 by Moody’s/BBB by S&P) are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Diversification does not eliminate the risk of experiencing investment loss.

ALPS Distributors, Inc. 1290 Broadway, Ste. 1000, Denver, CO 80203 (Member FINRA). ALPS is not affiliated with James Investment Research, Inc.

Semi-Annual Report | December 31, 2021	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	12.68%	4.01%	5.12%	7.21%
Blended Index(1)	9.24%	9.39%	8.84%	8.28%
Russell 1000® Index	26.46%	18.43%	16.54%	11.05%
Russell 2000® Index	14.82%	12.02%	13.23%	10.37%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-1.44%	2.91%	2.38%	5.02%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.
(2)	Fund and Class inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2021, was 1.18%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	12.94%	4.27%	5.38%	7.44%
Blended Index(1)	9.24%	9.39%	8.84%	10.66%
Russell 1000® Index	26.46%	18.43%	16.54%	18.60%
Russell 2000® Index	14.82%	12.02%	13.23%	16.70%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-1.44%	2.91%	2.38%	3.21%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

(2)	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2021, was 0.93%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index, Russell 2000® Index, Bloomberg U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	38.79%	5.43%	8.07%	7.76%
Russell 2000® Index	14.82%	12.02%	13.23%	9.76%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2021, was 1.78%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Micro Cap Fund	36.24%	7.23%	11.59%	10.77%
Russell Microcap® Index	19.34%	11.69%	13.62%	13.35%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2021, was 1.50%.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2021	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

the James Aggressive Allocation Fund

James Aggressive Allocation Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(2)
James Aggressive Allocation Fund	16.87%	4.91%	3.71%
Blended Index(1)	15.49%	13.22%	11.40%
Russell 3000® Index	25.66%	17.97%	15.29%
Bloomberg U.S. Aggregate Government/ Credit Bond Index	-1.75%	3.99%	3.66%

(1)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index and a 35% weighting in the Bloomberg U.S. Aggregate Government/Credit Bond Index.

(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2021, was 1.06%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Representation of Schedules of Investments

December 31, 2021 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund -Industry Sector Allocation (% of Net Assets)*	James Small Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*	James Aggressive Allocation Fund -Industry Sector Allocation (% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | December 31, 2021	7

Disclosure of Fund Expenses	James Advantage Funds

December 31, 2021 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2021(a)	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.17%	$1,000.00	$1,046.80	$6.04
Retail Class Hypothetical (5% return before expenses)	1.17%	$1,000.00	$1,019.31	$5.96
Institutional Class Actual	0.92%	$1,000.00	$1,048.30	$4.75
Institutional Class Hypothetical (5% return before expenses)	0.92%	$1,000.00	$1,020.57	$4.69
James Small Cap Fund
Actual	1.50%	$1,000.00	$1,102.20	$7.95
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63
James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,098.90	$7.94
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63
James Aggressive Allocation Fund
Actual	1.00%	$1,000.00	$1,055.40	$5.18
Hypothetical (5% return before expenses)	1.00%	$1,000.00	$1,020.16	$5.09

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

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James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-50.05%
	Communication Services-4.84%
5,000	Alphabet, Inc., Class A*	$14,485,200
132,570	Comcast Corp., Class A	6,672,248
20,900	Facebook, Inc., Class A*	7,029,715
10,000	T-Mobile US, Inc.*	1,159,800
		29,346,963

	Consumer Discretionary-5.55%
500	Amazon.com, Inc.*	1,667,170
5,129	Best Buy Co., Inc.	521,106
6,750	Darden Restaurants, Inc.	1,016,820
8,000	Deckers Outdoor Corp.*	2,930,480
10,000	Helen of Troy, Ltd.*	2,444,700
12,400	Hibbett Sports, Inc.	891,932
17,618	Home Depot, Inc.	7,311,646
5,000	LGI Homes, Inc.*	772,400
13,600	MarineMax, Inc.*	802,944
31,218	McDonald's Corp.	8,368,609
21,374	Target Corp.	4,946,799
4,600	Tractor Supply Co.	1,097,560
8,900	Wyndham Hotels & Resorts, Inc.	797,885
		33,570,051

	Consumer Staples-2.33%
10,300	Central Garden & Pet Co., Class A*	492,855
9,086	Nestle SA	1,275,402
24,085	Procter & Gamble Co.	3,939,824
16,781	Sysco Corp.	1,318,148
48,906	Walmart, Inc.	7,076,209
		14,102,438

	Energy-2.06%
61,288	Chevron Corp.	7,192,147
20,000	Pioneer Natural Resources Co.	3,637,600
22,155	Valero Energy Corp.	1,664,062
		12,493,809

	Financials-6.07%
12,488	Arthur J Gallagher & Co.	2,118,839
4,164	BlackRock, Inc.	3,812,392
78,042	Enova International, Inc.*	3,196,600
100,000	Fifth Third Bancorp	4,355,000
5,424	Goldman Sachs Group, Inc.	2,074,951
70,600	JPMorgan Chase & Co.	11,179,510
25,000	LPL Financial Holdings, Inc.	4,002,250
17,630	Nelnet, Inc., Class A	1,722,098
6,400	SVB Financial Group*	4,340,736
		36,802,376

	Health Care-7.77%
41,625	Abbott Laboratories	5,858,302
17,610	AbbVie, Inc.	2,384,394
67,636	AstraZeneca PLC	3,939,797

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	Health Care (continued)
10,406	Danaher Corp.	$3,423,678
22,325	Eli Lilly & Co.	6,166,611
22,030	Johnson & Johnson	3,768,672
40,000	Pfizer, Inc.	2,362,000
15,610	ResMed, Inc.	4,066,093
7,284	Thermo Fisher Scientific, Inc.	4,860,176
14,258	UnitedHealth Group, Inc.	7,159,512
13,008	Zoetis, Inc.	3,174,342
		47,163,577

	Industrials-4.92%
31,656	ABB, Ltd.	1,208,310
18,056	Caterpillar, Inc.	3,732,897
8,500	Deere & Co.	2,914,565
30,400	Eaton Corp. PLC	5,253,728
9,000	Generac Holdings, Inc.*	3,167,280
5,075	Old Dominion Freight Line, Inc.	1,818,779
67,636	Schneider Electric SE	2,652,008
10,701	Trane Technologies PLC	2,161,923
14,048	Union Pacific Corp.	3,539,113
10,000	United Rentals, Inc.*	3,322,900
		29,771,503

	Information Technology-11.53%
93,985	Apple, Inc.	16,688,916
8,000	ASML Holding NV	6,369,120
36,000	Insight Enterprises, Inc.*	3,837,600
35,000	Jabil, Inc.	2,462,250
7,505	Lam Research Corp.	5,397,221
6,796	Mastercard, Inc., Class A	2,441,939
60,722	Microsoft Corp.	20,422,023
20,812	Nova, Ltd.*	3,048,958
18,600	NVIDIA Corp.	5,470,446
18,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,165,580
14,438	TD SYNNEX Corp.	1,651,130
		69,955,183

	Materials-2.22%
19,126	Avery Dennison Corp.	4,142,118
26,027	Celanese Corp.	4,374,098
49,502	James Hardie Industries PLC	2,014,236
44,224	Sealed Air Corp.	2,983,793
		13,514,245

	Real Estate-1.13%
19,500	CBRE Group, Inc., Class A*	2,115,945
28,096	Prologis, Inc., REIT	4,730,243
		6,846,188

	Utilities-1.63%
26,454	American Water Works Co., Inc.	4,996,102

See Notes to Financial Statements.

10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	Utilities (continued)
52,508	NextEra Energy, Inc.	$4,902,147
		9,898,249
TOTAL COMMON STOCKS
(Cost $182,178,915)		303,464,582

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-6.02%
25,000	iShares® Convertible Bond ETF	2,229,500
125,000	iShares® Floating Rate Bond ETF	6,341,250
228,918	iShares® Gold Trust*	7,968,636
52,372	iShares® Russell 2000® ETF	11,650,151
25,000	iShares® Trust 5-10 Year Investment Grade Corporate Bond ETF	1,481,750
25,000	SPDR® Bloomberg Barclays Convertible Securities ETF	2,074,000
26,482	Vanguard® Small-Cap Value ETF	4,736,306

TOTAL EXCHANGE TRADED FUNDS
(Cost $29,021,967)		36,481,593

Shares or Principal Amount		Value
CORPORATE BONDS-9.38%
	Communication Services-0.17%
$1,000,000	AT&T, Inc., 2.950%, 7/15/26	1,050,255

	Consumer Discretionary-1.86%
5,000,000	eBay, Inc., 2.600%, 7/15/22	5,029,790
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,099,893
1,000,000	Ross Stores, Inc., 4.700%, 4/15/27	1,129,233
		11,258,916
	Consumer Staples-0.45%
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,722,615

	Energy-0.19%
1,000,000	BP Capital Markets America, Inc., 4.234%, 11/6/28	1,128,735

	Financials-3.04%
2,000,000	Bank of America Corp., 3M US L + 0.79%, 12/20/23(a)	2,041,339
2,000,000	Bank of America Corp., 1.250%, 9/24/26	1,930,272
2,500,000	Bank of Montreal, 2.000%, 12/22/26	2,493,612
2,000,000	Citigroup Global Markets Holdings, Inc., 0.750%, 6/7/24	1,974,536
2,000,000	Citigroup, Inc., 3.875%, 3/26/25	2,134,419
1,000,000	Discover Financial Services, 3.850%, 11/21/22	1,026,343
1,000,000	Goldman Sachs Group, Inc., 1D US SOFR + 0.538%, 11/17/23(a)	997,408
1,000,000	Goldman Sachs Group, Inc., 3.500%, 4/1/25	1,057,434
5,000,000	Goldman Sachs Group, Inc., 1.450%, 9/14/26	4,817,968
		18,473,331
	Health Care-0.80%
5,000,000	Johnson & Johnson, 1.300%, 9/1/30	4,818,125

	Industrials-0.28%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,684,986

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	Information Technology-2.59%
$2,500,000	Apple, Inc., 2.050%, 9/11/26	$2,568,149
2,000,000	Automatic Data Processing, Inc., 1.250%, 9/1/30	1,882,252
5,000,000	Intel Corp., 2.875%, 5/11/24	5,205,480
5,000,000	Oracle Corp., 2.500%, 5/15/22	5,020,596
1,000,000	PayPal Holdings, Inc., 2.650%, 10/1/26	1,049,746
		15,726,223
TOTAL CORPORATE BONDS
(Cost $55,677,150)		56,863,186

Shares or Principal Amount		Value
MUNICIPAL BONDS-2.84%
	Hawaii-1.54%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	9,349,092

	Ohio-1.30%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,848,844

TOTAL MUNICIPAL BONDS
(Cost $16,582,240)		17,197,936

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-4.21%
	Federal Farm Credit Banks Funding Corp.-1.33%
2,000,000	0.670%, 8/4/25	1,965,269
5,725,000	2.750%, 11/6/26	6,112,794
		8,078,063
	Federal Home Loan Banks-2.88%
10,000,000	2.875%, 6/13/25	10,595,937
2,000,000	0.580%, 9/11/25	1,959,805
2,500,000	1.020%, 9/17/26	2,462,229
2,500,000	0.850%, 10/15/27	2,426,859
		17,444,830
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $24,922,698)		25,522,893

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-3.16%
	Fannie Mae Pool-3.08%
4,227,944	3.500%, 9/1/33	4,523,785
13,645,659	2.500%, 1/1/57	14,164,278
		18,688,063
	Fannie Mae REMICS-0.08%
486,660	3.500%, 5/25/47	495,174

TOTAL MORTGAGE BACKED SECURITIES
(Cost $17,909,016)		19,183,237

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-18.91%
	U.S. Treasury Bonds-12.23%
30,000,000	2.000%, 8/15/25	30,939,844
30,000,000	2.750%, 2/15/28	32,423,437

See Notes to Financial Statements.

12	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	U.S. Treasury Bonds (continued)
$10,000,000	2.625%, 2/15/29	$10,810,547
		74,173,828
	U.S. Treasury Notes-3.32%

10,000,000	1.875%, 2/28/22	10,028,147
10,000,000	1.500%, 2/28/23	10,118,359
		20,146,506
	United States Treasury Inflation Indexed Bonds-3.36%
19,481,350	0.625%, 4/15/23	20,364,860

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $110,255,611)		114,685,194

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-5.31%
Short Term Securities-5.31%
32,185,973	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	32,185,973

TOTAL SHORT TERM INVESTMENTS
(Cost $32,185,973)	32,185,973

TOTAL INVESTMENT SECURITIES-99.88%
(Cost $468,733,570)	605,584,594
OTHER ASSETS IN EXCESS OF LIABILITIES-0.12%	709,157
NET ASSETS-100.00%	$606,293,751

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2021 is based on the reference rate plus the displayed spread as of the security’s last reset date.

Investment Abbreviations:

SOFR- Secured Overnight Financing Rate

Rates:

1D US SOFR-1 Day SOFR as of December 31, 2021 was 0.05%

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	13

Schedule of Investments	James Small Cap Fund

December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS-96.07%
	Consumer Discretionary-14.80%
12,800	Brinker International, Inc.*	$468,352
2,160	Deckers Outdoor Corp.*	791,230
3,900	Helen of Troy, Ltd.*	953,433
3,200	Hibbett Sports, Inc.	230,176
2,200	LGI Homes, Inc.*	339,856
2,700	Marriott Vacations Worldwide Corp.	456,246
13,600	MDC Holdings, Inc.	759,288
2,600	Meritage Homes Corp.*	317,356
11,480	Patrick Industries, Inc.	926,321
15,700	PetMed Express, Inc.	396,582
10,500	Zumiez, Inc.*	503,895
		6,142,735

	Consumer Staples-2.20%
8,550	Central Garden & Pet Co., Class A*	409,118
5,800	Ingles Markets, Inc., Class A	500,772
		909,890

	Energy-3.89%
5,900	Callon Petroleum Co.*	278,775
12,160	HollyFrontier Corp.	398,605
19,100	Magnolia Oil & Gas Corp.	360,417
6,600	Matador Resources Co.	243,672
6,800	PDC Energy, Inc.	331,704
		1,613,173

	Financials-28.71%
18,080	American Equity Investment Life Holding Co.	703,674
3,870	American Financial Group, Inc.	531,428
16,000	Assured Guaranty, Ltd.	803,200
5,500	BankUnited, Inc.	232,705
11,000	Cadence Bank	327,690
47,725	Chimera Investment Corp., REIT	719,693
3,400	Community Bank System, Inc.	253,232
17,830	Enova International, Inc.*	730,317
8,850	Evercore, Inc., Class A	1,202,273
77,700	First BanCorp/Puerto Rico	1,070,706
4,300	Glacier Bancorp, Inc.	243,810
4,700	Houlihan Lokey, Inc.	486,544
17,500	Ladder Capital Corp., REIT	209,825
7,300	LPL Financial Holdings, Inc.	1,168,657
30,100	MGIC Investment Corp.	434,042
10,435	Piper Sandler Cos.	1,862,752
31,700	Radian Group, Inc.	669,821
3,200	SouthState Corp.	256,352
		11,906,721

	Health Care-5.56%
39,660	Innoviva, Inc.*	684,135
8,690	Integer Holdings Corp.*	743,777
3,545	National HealthCare Corp.	240,847

See Notes to Financial Statements.

14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments

December 31, 2021 (Unaudited)

Shares		Value
	Health Care (continued)
24,240	Tivity Health, Inc.*	$640,906
		2,309,665

	Industrials-17.94%
2,300	AGCO Corp.	266,846
3,300	Allegiant Travel Co*	617,232
20,430	Boise Cascade Co.	1,454,616
8,940	Encore Wire Corp.	1,279,314
4,570	FTI Consulting, Inc.*	701,129
18,478	Hillenbrand, Inc.	960,671
8,700	MasTec, Inc.*	802,836
4,600	Matson, Inc.	414,138
13,490	Primoris Services Corp.	323,490
4,435	TriNet Group, Inc.*	422,478
1,500	Wesco International, Inc.*	197,385
		7,440,135

	Information Technology-8.65%
8,250	Avnet, Inc.	340,148
2,500	Concentrix Corp.	446,550
5,030	Insight Enterprises, Inc.*	536,198
3,000	Nova, Ltd.*	439,500
13,500	PC Connection, Inc.	582,255
11,955	Super Micro Computer, Inc.*	525,422
2,535	TD SYNNEX Corp.	289,903
4,700	TTEC Holdings, Inc.	425,585
		3,585,561

	Materials-5.05%
19,300	Cleveland-Cliffs, Inc.*	420,161
5,286	Innospec, Inc.	477,537
13,820	Schnitzer Steel Industries, Inc., Class A	717,534
7,130	Sealed Air Corp.	481,061
		2,096,293

	Real Estate-6.58%
2,100	Agree Realty Corp., REIT	149,856
8,000	Healthcare Realty Trust, Inc., REIT, REIT	253,120
65,210	Lexington Realty Trust, REIT	1,018,580
21,000	Physicians Realty Trust, REIT, REIT	395,430
10,000	Sabra Health Care Reit Inc, REIT	135,400
4,500	STAG Industrial, Inc., REIT	215,820
3,000	Terreno Realty Corp., REIT	255,870
16,940	Xenia Hotels & Resorts, Inc., REIT*	306,783
		2,730,859

	Utilities-2.69%
4,995	IDACORP, Inc.	565,983

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	15

Schedule of Investments	James Small Cap Fund

December 31, 2021 (Unaudited)

Shares		Value
	Utilities (continued)
10,455	Portland General Electric Co.	$553,279
		1,119,262
TOTAL COMMON STOCKS
(Cost $26,161,076)		39,854,294

Shares	Value
SHORT TERM INVESTMENTS-3.96%
Short Term Securities-3.96%
1,642,330	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	1,642,330

TOTAL SHORT TERM INVESTMENTS
(Cost $1,642,330)	1,642,330

TOTAL INVESTMENT SECURITIES-100.03%
(Cost $27,803,406)	41,496,624
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.03)%	(12,794)
NET ASSETS-100.00%	$41,483,830

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-93.36%
	Communication Services-1.47%
21,500	Gray Television, Inc.	$433,440
		433,440

	Consumer Discretionary-9.33%
4,662	Century Communities, Inc.	381,305
22,372	Haverty Furniture Cos., Inc.	683,912
3,490	Hibbett Sports, Inc.	251,036
4,742	M/I Homes, Inc.*	294,858
4,044	Patrick Industries, Inc.	326,310
10,192	Shoe Carnival, Inc.	398,303
23,980	Vera Bradley, Inc.*	204,070
4,568	Zumiez, Inc.*	219,218
		2,759,012

	Consumer Staples-8.34%
13,108	Central Garden & Pet Co., Class A*	627,218
19,230	Ingles Markets, Inc., Class A	1,660,318
12,364	Rite Aid Corp.*	181,627
		2,469,163

	Energy-4.24%
7,254	Civitas Resources, Inc.	355,228
19,032	Dorian LPG, Ltd.	241,516
5,814	Laredo Petroleum, Inc.*	349,596
32,762	US Silica Holdings, Inc.*	307,963
		1,254,303

	Financials-21.86%
26,746	Donnelley Financial Solutions, Inc.*	1,260,807
26,218	Enova International, Inc.*	1,073,889
6,912	Federal Agricultural Mortgage Corp., Class C	856,604
17,136	Merchants Bancorp	811,047
5,646	Nelnet, Inc., Class A	551,501
25,456	OFG Bancorp	676,111
6,918	Piper Sandler Cos.	1,234,932
		6,464,891

	Health Care-8.62%
40,082	Innoviva, Inc.*	691,415
6,396	Integer Holdings Corp.*	547,434
6,836	Semler Scientific, Inc.*	626,519
43,517	Vanda Pharmaceuticals, Inc.*	682,782
		2,548,150

	Industrials-15.80%
77,175	ACCO Brands Corp.	637,466
13,035	ArcBest Corp.	1,562,245
2,500	Boise Cascade Co.	178,000
3,384	CRA International, Inc.	315,930
8,000	Genco Shipping & Trading, Ltd.	128,000
3,400	Heidrick & Struggles International, Inc.	148,682
5,000	Heritage-Crystal Clean, Inc.*	160,100

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	17

Schedule of Investments	James Micro Cap Fund

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	Industrials (continued)
3,500	Insteel Industries Inc	$139,335
2,400	Kforce, Inc.	180,528
3,500	Shyft Group, Inc.	171,955
2,200	Transcat, Inc.*	203,346
18,530	Vectrus, Inc.*	848,118
		4,673,705

	Information Technology-16.52%
8,022	Cohu, Inc.*	305,558
4,600	ePlus, Inc.*	247,848
5,408	Ichor Holdings, Ltd.*	248,930
9,746	Insight Enterprises, Inc.*	1,038,924
12,743	Nova, Ltd.*	1,866,850
12,184	PC Connection, Inc.	525,496
22,198	Photronics, Inc.*	418,432
6,384	Vishay Precision Group, Inc.*	236,974
		4,889,012

	Materials-5.29%
4,000	Innospec, Inc.	361,360
18,045	Schnitzer Steel Industries, Inc., Class A	936,896
2,070	United States Lime & Minerals, Inc.	267,071
		1,565,327

	Real Estate-1.00%
4,900	PotlatchDeltic Corp., REIT	295,078
		295,078

	Utilities-0.89%
7,332	Clearway Energy, Inc.	264,172
		264,172
TOTAL COMMON STOCKS
(Cost $16,586,999)		27,616,253

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-6.75%
Short Term Securities-6.75%
1,996,614	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	1,996,614

TOTAL SHORT TERM INVESTMENTS
(Cost $1,996,614)	1,996,614

TOTAL INVESTMENT SECURITIES-100.11%
(Cost $18,583,613)	29,612,867
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.11)%	(31,803)
NET ASSETS-100.00%	$29,581,064

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

18	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments

December 31, 2021 (Unaudited)

*	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	19

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-72.93%
	Communication Services-6.33%
242	Alphabet, Inc., Class A*	$701,084
6,645	Comcast Corp., Class A	334,443
1,477	Facebook, Inc., Class A*	496,789
		1,532,316

	Consumer Discretionary-10.77%
100	Amazon.com, Inc.*	333,434
2,190	Best Buy Co., Inc.	222,504
710	Deckers Outdoor Corp.*	260,080
1,450	Home Depot, Inc.	601,764
1,000	McDonald's Corp.	268,070
3,040	Standard Motor Products, Inc.	159,266
1,600	Target Corp.	370,304
1,640	Tractor Supply Co.	391,304
		2,606,726

	Consumer Staples-2.17%
1,700	Procter & Gamble Co.	278,086
1,700	Walmart, Inc.	245,973
		524,059

	Energy-3.68%
250	Cheniere Energy, Inc.	25,355
3,000	Chevron Corp.	352,050
6,410	Matador Resources Co.	236,657
1,535	Pioneer Natural Resources Co.	279,186
		893,248

	Financials-7.46%
500	BlackRock, Inc.	457,780
8,485	Enova International, Inc.*	347,546
855	Goldman Sachs Group, Inc.	327,080
2,000	JPMorgan Chase & Co.	316,700
525	SVB Financial Group*	356,076
		1,805,182

	Health Care-8.72%
2,625	Abbott Laboratories	369,442
4,000	AstraZeneca PLC	233,000
825	Danaher Corp.	271,433
475	Eli Lilly & Co.	131,204
1,295	Johnson & Johnson	221,536
3,220	Pfizer, Inc.	190,141
610	UnitedHealth Group, Inc.	306,305
1,595	Zoetis, Inc.	389,228
		2,112,289

	Industrials-8.16%
6,935	ABB, Ltd.	264,709
1,235	Caterpillar, Inc.	255,324
725	Deere & Co.	248,595
1,540	Eaton Corp. PLC	266,143

See Notes to Financial Statements.

20	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

 December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	Industrials (continued)
495	Generac Holdings, Inc.*	$174,200
415	Lockheed Martin Corp.	147,495
1,000	Matson, Inc.	90,030
1,400	Trane Technologies PLC	282,842
745	United Rentals, Inc.*	247,556
		1,976,894

	Information Technology-17.64%
3,975	Apple, Inc.	705,841
750	ASML Holding NV	597,105
3,190	Cadence Design Systems, Inc.*	594,456
900	Jabil, Inc.	63,315
625	Lam Research Corp.	449,469
735	Mastercard, Inc., Class A	264,100
1,730	Microsoft Corp.	581,834
2,515	Nova, Ltd.*	368,448
2,000	NVIDIA Corp.	588,220
315	PayPal Holdings, Inc.*	59,403
		4,272,191

	Materials-2.55%
1,310	Avery Dennison Corp.	283,707
2,865	CF Industries Holdings, Inc.	202,785
3,235	James Hardie Industries PLC	131,632
		618,124

	Real Estate-3.19%
1,600	Digital Realty Trust, Inc., REIT	282,992
2,905	Prologis, Inc., REIT	489,086
		772,078

	Utilities-2.26%
1,415	American Water Works Co., Inc.	267,237
3,000	NextEra Energy, Inc.	280,080
		547,317
TOTAL COMMON STOCKS
(Cost $12,593,607)		17,660,424

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	21

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-8.59%
400	Amplify Transformational Data Sharing ETF	$16,068
450	First Trust NASDAQ Cybersecurity ETF	23,756
4,180	Invesco BuyBack Achievers ETF	403,249
1,300	iShares® Convertible Bond ETF	115,934
4,000	iShares® Floating Rate Bond ETF	202,920
5,627	iShares® Gold Trust*	195,876
1,025	iShares® Russell 2000® ETF	228,011
1,405	iShares® Russell 2000 Value ETF	233,300
6,000	Nuveen ESG Large-Cap Growth ETF	411,420
3,000	SPDR® Bloomberg Barclays Convertible Securities ETF	248,880

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,925,719)		2,079,414

Shares or Principal Amount		Value
CORPORATE BONDS-5.81%
	Consumer Discretionary-2.11%
$500,000	Starbucks Corp., 2.550%, 11/15/30	509,925

	Financials-1.92%
200,000	Bank of Montreal, 2.000%, 12/22/26	199,489
250,000	Citigroup, Inc., 3.875%, 3/26/25	266,802
		466,291
	Health Care-1.00%
250,000	AstraZeneca PLC, 0.700%, 4/8/26
		241,815

	Information Technology-0.78%
200,000	Automatic Data Processing, Inc., 1.250%, 9/1/30	188,225

TOTAL CORPORATE BONDS
(Cost $1,407,472)		1,406,256

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-4.04%
	Federal Farm Credit Banks Funding Corp.-2.03%
500,000	0.670%, 8/4/25	491,317

	Federal National Mortgage Association-2.01%
500,000	0.560%, 10/22/25	487,709

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $1,000,000)		979,026

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-7.11%
	U.S. Treasury Bonds-1.34%
300,000	2.625%, 2/15/29	324,317

	U.S. Treasury Notes-5.77%
400,000	0.250%, 3/15/24	395,219

See Notes to Financial Statements.

22	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
	U.S. Treasury Notes (continued)
$1,000,000	1.125%, 2/28/25	$1,003,515
		1,398,734
TOTAL U.S. TREASURY BONDS & NOTES
(Cost $1,735,163)		1,723,051

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-1.51%
Short Term Securities-1.51%
365,599	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.010%	365,599

TOTAL SHORT TERM INVESTMENTS
(Cost $365,599)	365,599

TOTAL INVESTMENT SECURITIES-99.99%
(Cost $19,027,560)	24,213,770
OTHER ASSETS IN EXCESS OF LIABILITIES-0.01%	2,461
NET ASSETS-100.00%	$24,216,231

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	23

Statements of Assets and Liabilities	James Advantage Funds

December 31, 2021 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS:

Investment securities:
At cost	$468,733,570	$27,803,406	$18,583,613	$19,027,560
At value	$605,584,594	$41,496,624	$29,612,867	$24,213,770
Dividends and interest receivable	1,407,552	41,491	4,293	22,403
Receivable for capital shares sold	62,631	–	–	–
Other assets	44,982	–	–	–
Total Assets	607,099,759	41,538,115	29,617,160	24,236,173

LIABILITIES:

Payable for capital shares redeemed	175,071	3,268	–	–
Accrued expenses:
Management fees	375,828	42,273	35,959	19,898
12b-1 distribution and service fees	99,371	8,622	–	–
Trustee fees	303	122	137	44
Other payables	155,435	–	–	–
Total Liabilities	806,008	54,285	36,096	19,942
Net Assets	$606,293,751	$41,483,830	$29,581,064	$24,216,231

NET ASSETS CONSIST OF:

Paid-in capital	$461,870,305	$27,690,074	$18,041,071	$19,618,511
Total Distributable Earnings	144,423,446	13,793,756	11,539,993	4,597,720
Net Assets	$606,293,751	$41,483,830	$29,581,064	$24,216,231

PRICING OF RETAIL CLASS SHARES:

Net assets	$469,647,857	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	20,809,903	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$22.57	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$136,645,894	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	6,141,334	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$22.25	N/A	N/A	N/A

PRICING OF SHARES:

Net assets	N/A	$41,483,830	$29,581,064	$24,216,231
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,239,138	1,431,704	2,008,721
Net assets value, offering price and redemption price per share	N/A	$33.48	$20.66	$12.06

See Notes to Financial Statements.

24	www.jamesinvestment.com

James Advantage Funds	Statements of Operations

For the Six Months Ended December 31, 2021 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $11,815, $1,321, $2,486 and $6,411, respectively)	$2,463,532	$469,284	$251,102	$150,592
Interest	2,901,458	–	1,865	33,841
Total Investment Income	5,364,990	469,284	252,967	184,433
EXPENSES:
Management fees	2,280,152	249,556	212,951	123,152
12b-1 distribution and service fees - Retail Class	603,520	–	–	–
12b-1 distribution and service fees	–	50,881	–	–
Interest expense	–	–	–	4
Administration fee	230,118	–	–	–
Transfer agent fee	68,513	–	–	–
Custodian fees	25,137	–	–	–
Professional fees	79,024	–	–	–
Trustee fees	75,022	4,850	3,523	3,029
Registration fees	22,403	–	–	–
Shareholder report printing and mailing	23,214	–	–	–
Other expenses	46,097	–	–	–
Total Expenses	3,453,200	305,287	216,474	126,185
Net Investment Income	1,911,790	163,997	36,493	58,248
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	13,161,605	2,184,044	814,324	1,413,943
Total realized gain/(loss)	13,161,605	2,184,044	814,324	1,413,943
Net change in unrealized appreciation/(depreciation) on investments	13,340,596	1,552,265	1,822,859	(175,719)
Net change in unrealized appreciation on foreign currency translation	36	–	–	10
Total change in unrealized appreciation/(depreciation)	13,340,632	1,552,265	1,822,859	(175,709)
Net Realized and Unrealized Gain on Investments	26,502,237	3,736,309	2,637,183	1,238,234
Net Increase in Net Assets Resulting from Operations	$28,414,027	$3,900,306	$2,673,676	$1,296,482

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	25

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
FROM OPERATIONS:

Net investment income	$1,911,790	$5,645,048
Net realized gain	13,161,605	41,983,645
Net change in unrealized appreciation	13,340,632	45,868,702
Net increase in net assets resulting from operations	28,414,027	93,497,395

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings	(28,564,497)	(4,931,605)
Institutional Class Shares:
From distributable earnings	(8,531,048)	(1,816,273)
Decrease in net assets from distributions to shareholders	(37,095,545)	(6,747,878)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	6,550,797	12,656,900
Net asset value of shares issued in reinvestment of distributions to shareholders	27,860,472	4,810,643
Payments for shares redeemed	(43,185,702)	(133,740,808)
Net Decrease in net assets from Retail Class capital share transactions	(8,774,433)	(116,273,265)

Institutional Class Shares:
Proceeds from shares sold	6,826,960	10,495,062
Net asset value of shares issued in reinvestment of distributions to shareholders	8,009,204	1,688,146
Payments for shares redeemed	(15,974,698)	(63,258,885)
Net Decrease in net assets from Institutional Class capital share transactions	(1,138,534)	(51,075,677)
Total Decrease in Net Assets	(18,594,485)	(80,599,425)

NET ASSETS:

Beginning of period	624,888,236	705,487,661
End of period	$606,293,751	$624,888,236

See Notes to Financial Statements.

26	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	281,013	587,318
Shares issued in reinvestment of distributions to shareholders	1,239,643	223,731
Shares redeemed	(1,859,771)	(6,264,818)
Net Decrease in shares outstanding	(339,115)	(5,453,769)
Shares outstanding, beginning of year	21,149,018	26,602,787
Shares outstanding, end of year	20,809,903	21,149,018

Institutional Class Shares:
Shares sold	297,652	490,130
Shares issued in reinvestment of distributions to shareholders	361,100	79,472
Shares redeemed	(694,715)	(3,027,655)
Net Decrease in shares outstanding	(35,963)	(2,458,053)
Shares outstanding, beginning of year	6,177,297	8,635,350
Shares outstanding, end of year	6,141,334	6,177,297

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	27

Statements of Changes in Net Assets	James Small Cap Fund

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
FROM OPERATIONS:

Net investment income	$163,997	$124,432
Net realized gain	2,184,045	4,807,864
Net change in unrealized appreciation	1,552,264	11,848,829
Net increase in net assets resulting from operations	3,900,306	16,781,125

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(114,432)	(177,673)
Decrease in net assets from distributions to shareholders	(114,432)	(177,673)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,829,429	1,278,499
Net asset value of shares issued in reinvestment of distributions to shareholders	113,268	176,005
Payments for shares redeemed	(4,103,945)	(7,204,736)
Net Decrease in net assets from capital share transactions	(2,161,248)	(5,750,232)
Total Increase in Net Assets	1,624,626	10,853,220

NET ASSETS:

Beginning of period	39,859,204	29,005,984
End of period	$41,483,830	$39,859,204

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	58,590	52,647
Shares issued in reinvestment of distributions to shareholders	3,364	7,349
Shares redeemed	(131,551)	(294,381)
Net Decrease in shares outstanding	(69,597)	(234,385)
Shares outstanding, beginning of year	1,308,735	1,543,120
Shares outstanding, end of year	1,239,138	1,308,735

See Notes to Financial Statements.

28	www.jamesinvestment.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
FROM OPERATIONS:

Net investment income	$36,493	$8,375
Net realized gain	814,324	3,202,741
Net change in unrealized appreciation	1,822,859	7,199,404
Net increase in net assets resulting from operations	2,673,676	10,410,520

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(1,099,459)	(125,693)
Decrease in net assets from distributions to shareholders	(1,099,459)	(125,693)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	312,596	1,340,609
Net asset value of shares issued in reinvestment of distributions to shareholders	1,091,518	125,625
Payments for shares redeemed, net of redemption fees	(2,742,536)	(1,986,256)
Net Decrease in net assets from capital share transactions	(1,338,422)	(520,022)
Total Increase in Net Assets	235,795	9,764,805

NET ASSETS:

Beginning of period	29,345,269	19,580,464
End of period	$29,581,064	$29,345,269

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	15,477	77,533
Shares issued in reinvestment of distributions to shareholders	54,015	8,043
Shares redeemed	(139,548)	(122,405)
Net Decrease in shares outstanding	(70,056)	(36,829)
Shares outstanding, beginning of year	1,501,760	1,538,589
Shares outstanding, end of year	1,431,704	1,501,760

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	29

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
FROM OPERATIONS:

Net investment income	$58,248	$98,440
Net realized gain	1,413,943	841,893
Net change in unrealized appreciation/(depreciation)	(175,709)	4,212,128
Net increase in net assets resulting from operations	1,296,482	5,152,461

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(48,403)	(195,964)
Decrease in net assets from distributions to shareholders	(48,403)	(195,964)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	290,965	441,194
Net asset value of shares issued in reinvestment of distributions to shareholders	48,347	195,716
Payments for shares redeemed	(2,947,605)	(811,980)
Net Decrease in net assets from capital share transactions	(2,608,293)	(175,070)
Total Increase/(Decrease) in Net Assets	(1,360,214)	4,781,427

NET ASSETS:

Beginning of period	25,576,445	20,795,018
End of period	$24,216,231	$25,576,445

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	25,017	41,668
Shares issued in reinvestment of distributions to shareholders	3,998	19,057
Shares redeemed	(254,090)	(79,983)
Net Decrease in shares outstanding	(225,075)	(19,258)
Shares outstanding, beginning of year	2,233,796	2,253,054
Shares outstanding, end of year	2,008,721	2,233,796

See Notes to Financial Statements.

30	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2021 (Unaudited)		For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$22.94		$20.08	$20.69	$23.32	$24.70	$24.14
Income/(Loss) from investment operations:
Net investment income(a)	0.07		0.17	0.26	0.25	0.26	0.25
Net realized and unrealized gain/(loss)	0.99		2.90	(0.50)	(0.64)	0.24	0.68
Total from investment operations	1.06		3.07	(0.24)	(0.39)	0.50	0.93

Less distributions:
From net investment income	(0.06)		(0.18)	(0.22)	(0.29)	(0.27)	(0.28)
From net realized gain on investments	(1.37)		(0.03)	(0.15)	(1.95)	(1.61)	(0.09)
Total distributions	(1.43)		(0.21)	(0.37)	(2.24)	(1.88)	(0.37)
Paid-in capital from redemption fees	–		–	–	–	–	0.00 (b)
Net asset value at end of year	$22.57		$22.94	$20.08	$20.69	$23.32	$24.70

Total return	4.68	%(c)	15.38%	(1.18)%	(1.24)%	1.87%	3.92%

Net assets, end of year (in thousands)	$469,648		$485,082	$534,314	$771,733	$1,514,451	$2,163,786

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.17	%(d)	1.16%	1.13%	1.06%	0.99%	0.96%
Ratio of net investment income to average net assets	0.56	%(d)	0.81%	1.25%	1.14%	1.05%	1.02%
Portfolio turnover rate	12	%(c)	57%	36%	71%	75%	46%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	31

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2021 (Unaudited)		For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$22.63		$19.82	$20.43	$23.06	$24.44	$23.89
Income/(Loss) from investment operations:
Net investment income(a)	0.09		0.22	0.31	0.30	0.31	0.31
Net realized and unrealized gain/(loss)	0.99		2.86	(0.50)	(0.63)	0.25	0.68
Total from investment operations	1.08		3.08	(0.19)	(0.33)	0.56	0.99

Less distributions:
From net investment income	(0.09)		(0.24)	(0.27)	(0.35)	(0.33)	(0.35)
From net realized gain on investments	(1.37)		(0.03)	(0.15)	(1.95)	(1.61)	(0.09)
Total distributions	(1.46)		(0.27)	(0.42)	(2.30)	(1.94)	(0.44)
Paid-in capital from redemption fees	–		–	–	–	–	0.00 (b)
Net asset value at end of year	$22.25		$22.63	$19.82	$20.43	$23.06	$24.44

Total return	4.83	%(c)	15.63%	(0.93)%	(0.99)%	2.16%	4.19%

Net assets, end of year (in thousands)	$136,646		$139,806	$171,173	$304,290	$836,234	$1,220,095

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.92	%(d)	0.91%	0.88%	0.80%	0.74%	0.71%
Ratio of net investment income to average net assets	0.81	%(d)	1.06%	1.51%	1.38%	1.30%	1.27%
Portfolio turnover rate	12	%(c)	57%	36%	71%	75%	46%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

32	www.jamesinvestment.com

James Small Cap Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2021 (Unaudited)		For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$30.46		$18.80	$23.22	$30.13	$33.96	$30.64
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.13		0.09	0.10	(0.01)	(0.10)	0.21
Net realized and unrealized gain/(loss)	2.98		11.70	(4.52)	(4.76)	3.82	3.28
Total from investment operations	3.11		11.79	(4.42)	(4.77)	3.72	3.49

Less distributions:
From net investment income	(0.09)		(0.13)	–	–	(0.19)	(0.17)
From net realized gain on investments	–		–	–	(2.14)	(7.36)	–
Total distributions	(0.09)		(0.13)	–	(2.14)	(7.55)	(0.17)
Net asset value at end of year	$33.48		$30.46	$18.80	$23.22	$30.13	$33.96

Total return	10.22	%(b)	62.87%	(19.04)%	(15.63)%	11.41%	11.36%

Net assets, end of year (in thousands)	$41,484		$39,859	$29,006	$42,266	$58,267	$67,603

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.81	%(c)	0.36%	0.46%	(0.02)%	(0.32)%	0.62%
Portfolio turnover rate	16	%(b)	42%	35%	75%	124%	129%

(a)	Calculated using the average shares method.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	33

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2021 (Unaudited)		For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$19.54		$12.73	$15.92	$17.88	$17.27	$15.03
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.03		0.01	0.06	0.01	(0.04)	0.04
Net realized and unrealized gain/(loss)	1.88		6.88	(2.70)	(1.06)	1.99	2.20
Total from investment operations	1.91		6.89	(2.64)	(1.05)	1.95	2.24

Less distributions:
From net investment income	(0.01)		(0.07)	(0.04)	–	(0.06)	–
From net realized gain on investments	(0.78)		(0.01)	(0.51)	(0.91)	(1.29)	–
Total distributions	(0.79)		(0.08)	(0.55)	(0.91)	(1.35)	–
Paid-in capital from redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net asset value at end of year	$20.66		$19.54	$12.73	$15.92	$17.88	$17.27

Total return	9.89	%(c)	54.32%	(17.38)%	(5.25)%	11.62%	14.90%

Net assets, end of year (in thousands)	$29,581		$29,345	$19,580	$26,600	$28,805	$31,809

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.25	%(d)	0.03%	0.41%	0.05%	(0.22)%	0.23%
Portfolio turnover rate	7	%(c)	55%	35%	65%	37%	97%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

34	www.jamesinvestment.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2021 (Unaudited)		For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value - beginning of year	$11.45		$9.23	$10.20	$10.66	$10.00	$9.47
Income/(Loss) from investment operations:
Net investment income(a)	0.03		0.04	0.12	0.13	0.10	0.09
Net realized and unrealized gain/(loss)	0.60		2.27	(0.98)	(0.50)	0.64	0.53
Total from investment operations	0.63		2.31	(0.86)	(0.37)	0.74	0.62

Less distributions:
From net investment income	(0.02)		(0.09)	(0.11)	(0.09)	(0.08)	(0.09)
Total distributions	(0.02)		(0.09)	(0.11)	(0.09)	(0.08)	(0.09)
Net asset value at end of year	$12.06		$11.45	$9.23	$10.20	$10.66	$10.00

Total return	5.54	%(b)	25.12%	(8.60)%	(3.40)%	7.36%	6.54%

Net assets, end of year (in thousands)	$24,216		$25,576	$20,795	$22,936	$10,989	$9,954

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.00	%(c)	1.01%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	0.46	%(c)	0.42%	1.17%	1.29%	0.90%	0.95%
Portfolio turnover rate	31	%(b)	77%	80%	69%	219%	198%

(a)	Calculated using the average shares method.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	35

Notes to Financial Statements	James Advantage Funds

December 31, 2021 (Unaudited)

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of December 31, 2021, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $14.0 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of December 31, 2021, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $4.1 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fees of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $261 and $260 for the six months ended December 31, 2021 and the year ended June 30, 2021, respectively. The redemption fees are reflected in the “Payment for shares redeemed, net of redemption fee” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds' portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

36	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2021 (Unaudited)

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | December 31, 2021	37

Notes to Financial Statements	James Advantage Funds

December 31, 2021 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$303,464,582	$–	$–	$303,464,582
Exchange Traded Funds	36,481,593	–	–	36,481,593
Corporate Bonds	–	56,863,186	–	56,863,186
Municipal Bonds	–	17,197,936	–	17,197,936
U.S. Government Agencies	–	25,522,893	–	25,522,893
Mortgage Backed Securities	–	19,183,237	–	19,183,237
U.S. Treasury Bonds & Notes	114,685,194	–	–	114,685,194
Short Term Investments	32,185,973	–	–	32,185,973
Total	$486,817,342	$118,767,252	$–	$605,584,594

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$39,854,294	$–	$–	$39,854,294
Short Term Investments	1,642,330	–	–	1,642,330
Total	$41,496,624	$–	$–	$41,496,624

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$27,616,253	$–	$–	$27,616,253
Short Term Investments	1,996,614	–	–	1,996,614
Total	$29,612,867	$–	$–	$29,612,867

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,660,424	$–	$–	$17,660,424
Exchange Traded Funds	2,079,414	–	–	2,079,414
Corporate Bonds	–	1,406,256	–	1,406,256
U.S. Government Agencies	–	979,026	–	979,026
U.S. Treasury Bonds & Notes	1,723,051	–	–	1,723,051
Short Term Investments	365,599	–	–	365,599
Total	$21,828,488	$2,385,282	$–	$24,213,770

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

38	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2021 (Unaudited)

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2021, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Semi-Annual Report | December 31, 2021	39

Notes to Financial Statements	James Advantage Funds

December 31, 2021 (Unaudited)

London Interbank Offered Rate Risk

Holdings of certain of the Funds’ underlying investments, and the Funds’ financing terms, may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Tax cost of portfolio investments	$468,860,321	$27,803,406	$18,583,613	$19,028,312
Gross unrealized appreciation	$138,490,123	$14,188,695	$11,418,221	$5,321,181
Gross unrealized depreciation	(1,765,850)	(495,477)	(388,967)	(135,723)
Net unrealized appreciation	136,724,273	13,693,218	11,029,254	5,185,458
Total	$136,724,273	$13,693,218	$11,029,254	$5,185,458

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

The tax character of distributions paid for the year ended June 30, 2021 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$5,853,072	$177,673	$106,552	$195,964
Long-Term Capital Gains	894,806	–	19,171	–
Total	$6,747,878	$177,673	$125,693	$195,964

The tax character of distributions paid for the year ended June 30, 2020 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$9,343,727	$–	$64,550	$245,700
Long-Term Capital Gains	6,496,587	–	816,071	–
Total	$15,840,314	$–	$880,621	$245,700

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of December 31, 2021.

40	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2021 (Unaudited)

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Small Cap Fund	$2,247,505	$–
James Aggressive Allocation Fund	2,026,376	–

The Funds elect to defer to the year ending June 30, 2022 ordinary losses recognized during the period January 1, 2021 through December 31, 2021 in the amount of:

Amount
James Micro Cap Fund	$66,215

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the six months ended December 31, 2021 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$31,647,109	$15,000,000
James Micro Cap Fund	0	-4,040,152
James Aggressive Allocation Fund	1,302,565	845,197

Purchases and sales (including maturities) of investments in long-term securities other than U.S. Government Obligations for the six months ended December 31, 2021 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$35,258,325	$109,649,886
James Small Cap Fund	6,113,969	-8,321,941
James Micro Cap Fund	1,815,523	-1,000,000
James Aggressive Allocation Fund	6,215,492	8,676,236

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Investment Management Agreements”).

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. Adviser is not entitled to recoupment of such expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the six months ended December 31, 2021, are disclosed in the Statements of Operations.

Semi-Annual Report | December 31, 2021	41

Notes to Financial Statements	James Advantage Funds

December 31, 2021 (Unaudited)

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for six months ended December 31, 2021, are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person, (5) $210 for any special telephonic meetings held outside of a regularly scheduled board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. As of December 31, 2021, none of the Funds had outstanding borrowings under the line of credit agreement. For the six months ended December 31, 2021, the James Aggressive Allocation Fund utilized its line of credit. The average amount of borrowings was $44,000 over 1 day with a weighted-average interest rate of 3.25%. During the six months ended December 31, 2021, the James Balanced: Golden Rainbow Fund, James Small Cap Fund and James Micro Cap Fund did not utilize the line of credit. Interest on funded and unfunded loans was $4 for the James Aggressive Allocation Fund for the six months ended December 31, 2021. Each Fund’s line of credit agreement was due to expire July 7, 2021 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$30,000,000	Prime Rate*	July 6, 2022
James Small Cap Fund	$2,000,000	Prime Rate*	July 6, 2022
James Micro Cap Fund	$1,250,000	Prime Rate*	July 6, 2022
James Aggressive Allocation Fund	$750,000	Prime Rate*	July 6, 2022

*	The rate at which the Bank announces as its prime lending rate.

42	www.jamesinvestment.com

James Advantage Funds	Additional Information

December 31, 2021 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds' portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds' fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission's website at http://www.sec.gov within 60 days after the end of that Funds' fiscal quarter. Schedules of portfolio holdings are also available at www.jamesinvestment.com, or upon request, without charge by calling at 1-800-995-2637.

Semi-Annual Report | December 31, 2021	43

Privacy Policy	James Advantage Funds

December 31, 2021 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes -information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●    Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

44	www.jamesinvestment.com

INVESTMENT ADVISER
James Investment
Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Davis Graham
& Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

For information about the Funds, or to make inquiries about the Funds, please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By:	/s/ Barry R. James
Barry R. James
President

Date:	March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry R. James
Barry R. James
President

Date:	March 7, 2022

By:	/s/ Amy K. Broerman
Amy K. Broerman
Chief Financial Officer

Date:	March 7, 2022